UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2005

MGI PHARMA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-10736	41-1364647
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota 55437

(Address of principal executive offices)

Registrant’s telephone number, including area code: (952) 346-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On October 3, 2005, MGI PHARMA, INC. (the “Company”) announced that its wholly-owned subsidiary Granite Acquisition, Inc., a Delaware corporation (“Granite”), merged with and into Guilford Pharmaceuticals Inc., a Delaware corporation now known as MGI GP, Inc.(“MGI GP”), with MGI GP surviving as a wholly owned subsidiary of the Company (the “Merger”). Guilford is a biopharmaceutical company engaged in the research, development and commercialization of drugs that target the acute care market.

On October 3, 2005, in connection with the effectiveness of the Merger, the Company, MGI GP, and Wachovia Bank, National Association, as trustee (the “Trustee”), entered into a First Supplemental Indenture dated as of October 3, 2005 (the “Supplemental Indenture”), amending and supplementing the Indenture dated June 17, 2003, between MGI GP and the Trustee (the “Indenture”), relating to MGI GP’s 5% Convertible Subordinated Notes due 2008 (the “Notes”). The Supplemental Indenture provides, among other things, that (i) after the Merger and in accordance with the conversion provisions of the Indenture, holders of Notes will be entitled to convert the principal amount of the Notes (or any portion thereof equal to $1,000 or an integral multiple of $1,000) into shares of the Company’s common stock, $0.01 par value, and cash, where the number of shares of the Company’s common stock is determined by using a conversion price of $56.57, plus cash of $180.28 for each $1,000 principal amount of Notes converted, and (ii) the Company guarantees, to each holder of Notes and to the Trustee and its successors and assigns, (a) the full and punctual payment of principal of and interest on the Notes when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of MGI GP under the Indenture and the Notes, and (b) the full and punctual performance within applicable grace periods of all other obligations of MGI GP under the Indenture and the Notes. As of October 3, 2005, $69,354,000 aggregate principal amount of Notes were outstanding, and approximately $1.2 million of accrued interest was outstanding, with interest payments payable on each of January 1 and July 1 of each year. The foregoing description of the Indenture and the Supplemental Indenture are qualified in their entirety by reference to the text of the Indenture and the Supplemental Indenture, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 3, 2005, upon closing of the Merger, all shares of Guilford common stock were exchanged for the right to receive an aggregate of approximately 5.3 million shares of Company common stock plus approximately $53.9 million in cash, which represents $3.75 per Guilford share of common stock, based on the average closing price of the Company’s common stock over a five trading day period ending on September 27, 2005, or total consideration of $179.6 million.

The press release is attached as an exhibit to this report. Please note that the five trading day period ended on September 27, 2005, and not on September 25, 2005, as disclosed in the press release.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

The Merger triggered an obligation for MGI GP to make an offer to repurchase the Notes in accordance with the terms of the Indenture. Under the terms of the Indenture, in the case of certain “Designated Events,” including the Merger, MGI GP must make an offer to repurchase all or any part (equal to $1,000 or in integral multiples of $1,000) of the Notes then outstanding at a repurchase price in cash equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest and liquidated damages, if any, up to but excluding the payment date. Notice of the offer must be mailed to holders of the Notes not more than 20 days after the Merger, payment must be made no later than 60 days following the Merger, and the offer must remain open for at least 20 business days after the date on which notice is mailed. The Company expects to commence an offer to repurchase the Notes within the required time frame.

Section 5– Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In accordance with the terms of the Merger Agreement, the Company’s Board of Directors appointed Dean J. Mitchell, formerly the president and chief executive officer of Guilford, to fill a vacancy on the Board of Directors upon the effectiveness of the Merger. Mr. Mitchell had certain interests in the Merger that are more fully described in the Proxy Statement/Prospectus included in the Company’s Registration Statement, as amended on Form S-4/A, filed on August 26, 2005.

Section 9– Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of the business acquired. Financial statements of the business acquired will be filed in an amendment to this report no later than December 16, 2005

(b)	Pro forma financial information. Pro forma financial information of the combined companies will be filed in an amendment to this report no later than December 16, 2005.

(c)	Exhibits.

4.1	Indenture dated June 17, 2003, by and between Guilford Pharmaceuticals Inc. and Wachovia Bank, National Association, as Trustee, for 5% Convertible Subordinated Notes due 2008. (Incorporated by reference to Exhibit 4.03 of the Form 10-Q for the quarterly period ended June 30, 2003, filed on August 7, 2003, by MGI GP, INC., formerly known as Guilford Pharmaceuticals Inc. (Commission file number 000-23736)).

4.2	Supplemental Indenture dated October 3, 2005, by and among Guilford Pharmaceuticals Inc., MGI PHARMA, INC. and Wachovia Bank, National Association, as Trustee, for 5% Convertible Subordinated Notes due 2008.

99.1	Press Release of MGI PHARMA, INC. dated October 3, 2005.

THIS ANNOUNCEMENT IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL THE GUILFORD PHARMACEUTICALS INC. 5% CONVERTIBLE SUBORDINATED NOTES DUE JULY 1, 2008 (THE “NOTES”). AT THE TIME THE OFFER IS COMMENCED, MGI PHARMA, INC. AND ITS WHOLLY OWNED SUBSIDIARY, MGI GP, INC., WILL FILE A TENDER OFFER STATEMENT WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER. THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS WILL BE MADE AVAILABLE TO ALL NOTEHOLDERS AT NO EXPENSE TO THEM. WHEN AVAILABLE, THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND ALL OTHER OFFER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION) CAN BE OBTAINED AT NO CHARGE AT THE COMMISSION’S WEBSITE AT WWW.SEC.GOV, OR FROM MGI PHARMA’S INVESTOR RELATIONS DEPARTMENT BY CALLING (212)332-4381.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 7, 2005	MGI PHARMA, INC.

	By:	/s/ James C. Hawley
James C. Hawley Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

4.1	Indenture dated June 17, 2003, by and between Guilford Pharmaceuticals Inc. and Wachovia Bank, National Association, as Trustee, for 5% Convertible Subordinated Notes due 2008. (Incorporated by reference to Exhibit 4.03 of the Form 10-Q for the quarterly period ended June 30, 2003, filed on August 7, 2003, by MGI GP, INC., formerly known as Guilford Pharmaceuticals Inc. (Commission file number 000-23736).)

4.2	Supplemental Indenture dated October 3, 2005, by and among Guilford Pharmaceuticals Inc., MGI PHARMA, INC. and Wachovia Bank, National Association, as Trustee, for 5% Convertible Subordinated Notes due 2008.

99.1	Press Release of MGI PHARMA, INC. dated October 3, 2005.